UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2004

                       Emergency Filtration Products, Inc.
             (Exact name of registrant as specified in its charter)


     Nevada                          000-27421                  87-0561647
(State or other jurisdiction  (Commission File Number)        (IRS Employer
 of incorporation)                                        Identification Number)




       175 Cassia Way, Suite A115, Henderson, Nevada               89014
          (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (702) 558-5164

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 30, 2004, Emergency Filtration Products, Inc. (the "Company") entered into a subscription agreement with Greenwich Growth Fund Limited, Whalehaven Capital Fund Limited and Stonestreet Limited Partnership (collectively, the "Investors"), each an accredited investor, for the issuance of 3,000,000 shares of common stock at a purchase price of $0.25 per share, pursuant to which the Company received gross proceeds of $750,000. In connection with this investment, the Company also issued warrants to the Investors as follows:


     o    Class A Warrants for the purchase of 3,000,000 shares of common stock;
          and
     o    Class B Warrants for the purchase 2,000,000 shares of common stock.

The Class A Warrants are exercisable at $0.30 per share for a two year period. The Class B Warrants are exercisable at $.001 per share 120 days after the date of closing for a period of five years. However, the Class B Warrants will expire in the event that the Company provides the Investors within 120 days from the issue date of the Class B Warrants with validation and acknowledgment, in the form of a letter or statement from the United States Department of Defense, that the Company's products are approved for military use and/or can be used in military applications.

In addition, the Company is obligated to register the shares of common stock issued and the shares issuable on exercise of the warrants. The registration must be filed by October 30, 2004. If the registration is not effective within 150 days, the Company will be obligated to pay penalties to the investors of 2% of the total purchase price per month pro rated on a daily basis until the registration is declared effective. The Company will bear all the costs of the registration.

As part of the transaction, the Company paid $75,000 as a finders fee and issued warrants to a finder for the purchase of 600,000 shares of common stock exercisable at $0.30 per share for two years to First Montauk Securities Corp. The Company also paid escrow and related transaction expenses of $19,250.

The securities issued in the foregoing transaction were issued in reliance on the exemption from registration and prospectus delivery requirements set forth in Section 3(b) and/or Section 4(2) of the Securities Act and the regulations promulgated thereunder.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

The shares of common stock and the warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is either an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, or a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed herewith:

Exhibit No,                Description

4.1 Securities Purchase Agreement dated as of September 30, 2004 among Emergency Filtration Products, Inc. and each purchaser identified on its signature pages.

4.2  Form of Class A Warrant

4.3  Form of Class B Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emergency Filtration Products, Inc.

By: /s/ Douglas K. Beplate
    ----------------------
        Douglas K. Beplate
        President
Date: October 4, 2004